 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ENVELA CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENVELA CORPORATION
13022 PRESTON ROAD
DALLAS, TEXAS 75240
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 5, 2020

Dear Envela Stockholder:

On behalf of the Envela Corporation’s Board of Directors and our senior management team, I am pleased to invite you to attend our 2020 Annual Meeting of Stockholders to be held virtually on Friday, June 5, 2020 at 2:00 p.m. Central Standard Time. The Meeting will be conducted online by registering at;

https://zoom.us/meeting/register/tJAscumopjsqGtd1nIT6tJX4uuJuoIc0gic1

You will be given a link to the meeting upon registration. Upon registration, you will also be sent a password for the meeting to the e-mail address listed on your registration. Registered shareholders and duly appointed proxyholders who participate in the Meeting online will be able to listen to the Meeting, ask questions and vote at the Meeting in real time. Shareholders will not be able to attend the Meeting physically. Please see Voting Procedures and Revocability of Proxies, starting on page 2, for instructions for voting at the Virtual Meeting.

At this year’s stockholders’ meeting, you will be asked to: (i) elect five directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified; (ii) ratify the appointment of Whitley Penn LLP (“Whitley Penn”) as our independent registered public accountants for the fiscal year ending December 31, 2020; (iii) vote to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of proposals one through two; and (iv) transact such other business as may properly come before the meeting and any adjournment(s) thereof. Our Board of Directors unanimously recommends that you vote: (a) FOR the directors nominated; (b) FOR the ratification of Whitley Penn. Accordingly, please give careful attention to these proxy materials.

Only holders of record of our Common Stock as of the close of business on May 8, 2020, are entitled to notice of and to vote at our annual meeting and any adjournment(s) thereof. Our transfer books will not be closed.

You are cordially invited to attend the annual meeting virtually. Whether you expect to attend the annual meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible. If you attend the annual meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By Order of the Board of Directors,
/s/ Bret A. Pedersen
Bret A. Pedersen
Chief Financial Officer
Dallas, Texas
April 30, 2020

YOUR VOTE IS IMPORTANT.
PLEASE EXECUTE AND RETURN PROMPTLY THE
ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

ENVELA CORPORATION
13022 PRESTON ROAD
DALLAS, TEXAS 75240

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 5, 2020

To Our Stockholders:

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (our “Board of Directors” or “Board”) of Envela Corporation, a Nevada corporation (the “Company,” “we,” “us,” “our,” and “Envela”), to be used at our Annual Meeting of Stockholders to be held virtually, on June 5, 2020 at 2:00 p.m. (Central Standard Time), or at any adjournment or adjournments thereof. Our stockholders of record as of the close of business on May 8, 2020 (the “Record Date”) are entitled to vote at our annual meeting.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 5, 2020.

Our proxy materials, including our Proxy Statement for the 2020 Annual
Meeting, 2019 Annual Report on Form 10-K for the year ended
December 31, 2019 and proxy card, are being sent to security holders on
May 15, 2020 and are available on the internet at www.Envela.com.

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each of our stockholders as of the Record Date to vote on each of the proposals properly brought before the annual meeting. As of the Record Date, there were 26,924,381 shares of our common stock, par value $0.01 per share (our “Common Stock”), issued and outstanding and entitled to vote at the annual meeting. Each outstanding share of our Common Stock is entitled to one vote.

The holders of a majority of our outstanding shares of Common Stock entitled to vote, present in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is obtained.

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote. Broker non-votes are treated as shares present but not entitled to vote on the particular matter. Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the NYSE American LLC (the “Exchange”), such as the election of directors and the ratification of auditors. Nominees cannot vote on non-routine matters, unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.”

Assuming that a quorum is present, directors will be elected by a plurality vote and the five nominees who receive the most votes will be elected. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. There is no right to cumulative voting unless cumulative voting is requested at the Annual Meeting by a stockholder who has complied with the requirements set forth in our bylaws with respect to cumulative voting.

Assuming that a quorum is present, the ratification of the appointment of Whitley Penn as our independent registered public accountants for the fiscal year ending December 31, 2020 and approval of any other matter that may properly come before the annual meeting, requires the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve these proposals. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on these proposals because they are not considered votes cast. We believe that the proposal for the ratification of our independent registered public accounting firm is considered to be a “routine” matter, and hence we do not expect that there will be a significant number of broker non-votes on the proposal.

The accompanying proxy card provides space for you to vote in favor of, against or to withhold or abstain voting for: (i) the nominees for the Board of Directors identified herein; (ii) ratification of the appointment of Whitley Penn as our independent registered public accountants for the fiscal year ending December 31, 2019; (iii) adjournment of the annual meeting, if necessary, to solicit additional proxies in favor of proposals one through two; and (iv) transaction of such other business as may properly come before the meeting and any adjournment(s) thereof. Our Board of Directors urges you to complete, sign, date and return the proxy card in the accompanying envelope, which is postage prepaid for mailing in the United States.

When a signed proxy card is returned with choices specified with respect to voting matters, the proxies designated on the proxy card will vote the shares in accordance with the stockholder’s instructions. We have designated Bret Pedersen and Sheila Jiang as proxies for the stockholders. If you desire to name another person as your proxy, you may do so by crossing out the names of the designated proxies and inserting the name of the other person to act as your proxy. In that case, it will be necessary for you to sign the proxy card and deliver it to the person named as your proxy and for the named proxy to be present and vote at the annual meeting. Proxy cards so marked should not be mailed to us.

If you sign your proxy card and return it to us and you have made no specifications with respect to voting matters, your shares will be voted FOR: (i) the election of the nominees for director identified herein; (ii) ratification of the appointment of Whitley Penn as our independent registered public accountants for the fiscal year ending December 31, 2020; (iii) adjournment of the annual meeting, if necessary, to solicit additional proxies in favor of proposals one through two; and (iv) transaction of such other business as may properly come before the meeting and any adjournment(s) thereof.

You have the unconditional right to revoke your proxy at any time prior to the voting of the proxy by taking any act inconsistent with the proxy. Acts inconsistent with the proxy include notifying our Secretary in writing of your revocation, executing a subsequent proxy, or personally appearing at the annual meeting and casting a contrary vote. However, no revocation shall be effective unless at or prior to the annual meeting we have received notice of such revocation.

At least ten (10) days before the annual meeting, we will make a complete list of the stockholders entitled to vote at the annual meeting open to the examination of any stockholder for any purpose germane to the meeting. The list will be open for inspection during ordinary business hours at our executive offices located at 13022 Preston Road, Dallas, TX 75240, and will also be made available to stockholders by request.

In order to attend the Meeting, registered Shareholders and duly appointed proxyholders must log in online as set out below:

·             Step 1: Register for the meeting online at https://zoom.us/meeting/register/tJAscumopjsqGtd1nIT6tJX4uuJuoIc0gic1 . Upon registration, you will receive the meeting link. Upon registration, you will also be sent a password for the meeting to the e-mail address listed on your registration. All Registered Shareholders and Duly appointed proxyholders will be provided with the ability to vote by ballot on the matters put forth at the Meeting.

·             Step 2: Follow the instructions below, as applicable:

·             Registered Shareholders: Click on the meeting link before the start of the Meeting. You will have received a meeting password in advance of the meeting located on the form of proxy or in the e-mail notification you received from Envela’s Secretary. Those shareholders wishing to vote during the meeting will be provided with a list of the ballot items in a separate voting link to be sent out during the meeting, based on the email address provided during your registration process. When registered Shareholders fill out ballot items using this voting link, you will be revoking any and all previously submitted proxies, in which case, you will be provided the opportunity to vote by ballot on the matters put forth at the Meeting. If registered Shareholders DO NOT wish to revoke all previously submitted proxies, you should not open the voting link provided during the meeting.

·             Duly appointed proxyholders Click on the meeting link before the start of the Meeting. Proxyholders will receive the meeting password and be able to register for the meeting after the proxy voting deadline has passed and the proxyholder has been duly appointed and registered.

Shareholders who wish to appoint a third party proxyholder to represent them at the Meeting must submit their duly completed proxy card naming their assigned proxyholder for the meeting AND e-mail their proxyholder to Bret Pedersen at bpedersen@envela.com. Shareholders must submit their proxy form naming their third party proxyholder prior to registering the proxyholder. Failure to register a duly appointed proxyholder will result in the proxyholder not receiving information to participate in the Meeting and such proxyholder would not be able to attend the Meeting. It is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. In order to participate online, registered Shareholders must have registered for the meeting and been verified by Envela and Computershare by the record date.

PROPOSAL ONE:
ELECTION OF DIRECTORS

Five directors are proposed to be elected at the annual meeting. If elected, each director will hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The election of directors will be decided by a plurality vote.

The five nominees for election as directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified are John R. Loftus, Joel S. Friedman, Jim R. Ruth, Alexandra C. Griffin and Allison M. DeStefano. All five nominees are members of our current Board of Directors, and have served since January 2017, except for Ms. DeStefano who has served since March 2018. All nominees have consented to serve if elected and we have no reason to believe that any of the nominees named will be unable to serve. If any nominee becomes unable to serve: (i) the shares represented by the designated proxies will be voted for the election of a substitute as our Board of Directors may recommend; or (ii) our Board of Directors may fill the vacancy at a later date after selecting an appropriate nominee.

The Compliance, Governance and Nominating Committee of the Board nominated the individuals named below for election to our Board of Directors, and information regarding the background and qualifications of each of the nominees is set forth below. See “Security Ownership of Certain Beneficial Owners and Management” for additional information about the nominees, including their ownership of securities issued by Envela.

Name	Age	Director Since	Position

John R. Loftus	51	2016	Chairman of the Board, Chief Executive
			Officer and President

Joel S. Friedman (1)	51	January 2017	Lead Independent Director and
			Chairman of the Compensation Committee

Alexandra C. Griffin (1)	31	January 2017	Independent Director and Chairman of
			the Audit Committee

Jim R. Ruth (1)	56	January 2017	Independent Director and Chairman of
			the Compliance, Governance and Nominating Committee
Allison M. DeStefano	36	March 2018	Director

(1)
Member of the Audit Committee, Compensation Committee, and Compliance, Governance and Nominating Committee.

The following paragraphs summarize each nominee’s principal occupation, business affiliations and other information.

John R. Loftus has served as Chief Executive Officer, President and Chairman of the Board since December 12, 2016. Under his guidance, the Company posted its third consecutive annual profit in 2019. Prior to joining Envela, Loftus was the CEO of a precious metals company until the end of 2014. In 2015 and 2016 he acted primarily as an efficiency consultant focusing on optimizing existing operations and cutting waste for the purpose of increasing value. He also managed his personal real estate holdings during this time. Mr. Loftus holds an M.B.A. from the SMU Cox School of Business. The board concluded that Mr. Loftus should serve as a director based on his previous leadership and industry knowledge.

Joel S. Friedman has served as Lead Independent Director and Chairman of the Compensation Committee since January 18, 2017.  Mr. Friedman has his undergraduate degree from the University of North Texas and holds a Masters of Business Administration from the SMU Cox School of Business.  Mr. Friedman brings a wealth of Operations and Technology experience.  Along with 20+ years of Senior Leadership in the Financial Services space, he has also held CIO and COO positions for companies in the Payment Processing Space-Century Payments and SaaS space-OppMetrix. The board concluded that Mr. Friedman has the leadership qualities and business knowledge to serve as director.

Alexandra C. Griffin has served as a director and as Chairman of the Audit Committee since January 17, 2017. Ms. Griffin has a Bachelor of Science Degree in Accounting from the University of Texas at Arlington. She has been with PrimeLending since December 2014 and is currently an Accounting Manager. Ms. Griffin is a CPA skilled in financial analysis and financial statement reporting in accordance with GAAP. The board has concluded that Ms. Griffin should serve as director due to her training, skills and business knowledge.

Jim R. Ruth has served as a director and as Chairman of the Compliance and Nominating Committee since January 17, 2017. Mr. Ruth is currently the President and Chief Executive Officer of OppMetrix, a position he has held since 2015. From 2010 to 2015, he was the Executive Vice President-Sales and Marketing and Strategic Planning of OppMetrix. He obtained his Bachelor of Science Degree from the University of Michigan and holds a Masters of Business Administration from the SMU Cox School of Business. The board has concluded that Mr. Ruth qualifies to be a director of the Company due to his business knowledge and leadership history.

Allison M. DeStefano has served as a director since March 19, 2018. She is also the Campany’s Data Information and Marketing Officer, a position she assumed in May 2019. Ms. DeStefano filled numerous roles at Echo Environmental, LLC from 2013 until its purchase by an Envela subsidiary in May 2019. These roles included serving as national sales director, client services, marketing, communications, investment analysis, structuring and execution and internal operations. A native of Buffalo, New York, she studied art at the State University of New York and is currently pursuing an M.B.A at the SMU Cox School of Business. The board has concluded that Ms. DeStefano should serve as director due to her business experience and training.

None of the individuals listed above have been involved in a legal proceeding as defined by Item 401(f) of Regulation S-K.

Family Relationships

There are no family relationships among our directors, our executive officers or our key employees.

Vote Required

Directors will be elected by a plurality of the votes cast by the holders of our Common Stock voting in person, once authenticity is established, or by proxy at the annual meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the vote for election of directors.

THE BOARD OF DIRECTORS URGES YOU TO VOTE “FOR”
EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership each stockholder known by us to own beneficially more than five (5) percent of our outstanding shares of Common Stock as of September May 8, 2020. Common Stock beneficially owned and percentage ownership as of May 8, 2020 was based on 26,924,381 shares outstanding.

Title of	Name and	Amount	Percent	Sole	Shared	Sole	Shared
class	Address of	and nature	of class	Voting	Voting	Investment	Investment
	beneficial	of beneficial		Power	Power	Power	Power
	owner	ownership

John R. Loftus (1)
Common	15850 Dallas Parkway	19,180,187	71.2%	(1)	(1)	(1)	(1)
Stock	Dallas, TX 75248

(1)
Based solely on information disclosed in the Schedule 13D/A, jointly filed with the SEC on May 24, 2019 by Eduro Holdings, LLC (“Eduro”), N10TR, LLC (“N10TR”) and John R. Loftus. Eduro and Mr Loftus reported shared voting and dispositive power with respect to 6,365,460 shares. N10TR and Mr. Loftus reported shared voting and dispositive power with respect to 12,814,727 shares.

The following table sets forth information with respect to beneficial ownership of our Common Stock by each of our executive officers, by each of our directors and nominees, and by all executive officers and directors as a group as of May 8, 2020. Except as otherwise noted, the address of each of the following beneficial owners is c/o Envela Corporation, 13022 Preston Road, Dallas, TX 75240.

		Amount and
		nature of				Sole	Shared
	Name and Address of	beneficial	Percent of	Sole voting	Shared voting	investment	investment
Title of Class	beneificial owner	ownership	class	power	power	power	power
Common Stock	John R. Loftus	19,180,187	71.24%	-	19,180,187	-	19,180,187
Common Stock	Bret A. Pedersen (1)	47,603	*	47,603	-	-	-
Common Stock	Alexandra C. Griffin	2,050	*	2,050	-	-	-
Common Stock	Jim R. Ruth	10,000	*	10,000	-	-	-
Common Stock	Joel S. Friedman	8,267	*	8,267	-	-	-
Common Stock	Allison M. DeStefano	23,285	*	23,285	-	-	-
Common Stock	All Directors and Executive
	Officers	19,271,392	71.58%	91,205	19,180,187	-	19,180,187

* less than 1%

(1)
Includes 5,000 shares held by family members, as to which he claims beneficial ownership.

BOARD OF DIRECTORS AND COMMITTEES

Our Board is currently composed of five directors. Our Board has determined that current board members Joel S. Friedman, Alexandra C. Griffin and Jim R. Ruth are “independent” under the standards of the SEC and the Exchange. Under applicable SEC and Exchange rules, the existence of certain “related person” transactions above certain thresholds between a director and us are required to be disclosed and preclude a finding by our Board that the director is independent. In addition to transactions required to be disclosed under SEC rules, our Board considered certain other relationships in making its independence determinations, and determined in each case that such other relationships did not impair the director’s ability to exercise independent judgment on our behalf.

Our directors are elected at an annual meeting of our shareholders by the holders of shares entitled to vote in the election of directors, except in the case of vacancy, which can be filled by an affirmative vote of a majority of the remaining directors. Each director is elected to serve until the annual meeting of shareholders following his election or until he chooses to resign from his position.

Board Meetings

Our Board meets as often as necessary to perform its duties and responsibilities. During Fiscal 2019, the Board met four times in person or telephonically. All members of our Board were present at and participated in all meetings and all members attended the 2019 annual shareholder meeting. Management also regularly conferred with directors between meetings regarding our affairs.

Audit Committee

The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, consisting of all three independent directors of our Board, is chaired by Alexandra C. Griffin, who is also an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K, promulgated under the Securities Act. Ms. Griffin is “independent,” as defined by the listing standards of the Exchange. The other members of the Audit Committee are Joel S. Friedman and Jim R. Ruth. The Audit Committee is primarily tasked with overseeing our financial reporting process, evaluation of independent auditors and, where appropriate, exercising its duty to replace our independent auditors. Management is responsible for preparing our financial statements, and the independent auditors are responsible for auditing those financial statements. During Fiscal 2019, the Audit Committee met four times in person or telephonically.

In addition to their regular activities, the Audit Committee is available to meet with the independent auditors, the Chief Executive Officer or the Chief Financial Officer whenever a special situation arises and meets as often as necessary to perform its duties and responsibilities. The charter for the Audit Committee is available under the “Governance” menu of our corporate website at www.Envela.com. We certify that we have adopted a formal written audit committee charter and that the Audit Committee reviews and reassesses the adequacy of the charter annually.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management and Whitley Penn LLP (“Whitley Penn”), our independent registered accounting firm, and all matters required to be discussed by the American Institute of Certified Public Accountants, Professional Standards, Vol. 1, AU Section 380, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received written disclosures and the letter from Whitley Penn required by applicable rules of the PCAOB regarding Whitley Penn’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Whitley Penn its independence.

Based on the review and discussions noted in the preceding two paragraphs, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2019 and 2018 be included in our annual report on Form 10-K with the SEC.

All three independent directors, Joel S. Friedman, Alexandra C. Griffin and Jim R. Ruth, are members of the Audit Committee. The Audit Committee acts pursuant to our audit Committee Charter. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the exchange.

Compensation Committee

On August 31, 2012, the Board approved the creation of a Compensation Committee comprised of our independent directors. The Compensation Committee is chaired by Joel S. Friedman and is primarily concerned with reviewing, approving and determining the compensation of our executive officers to ensure that we employ ethical compensation standards and that our executive officers are fairly compensated based upon their performance and contribution to us. The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion. To the extent permitted by applicable law, the Committee also may delegate to management certain of its duties and responsibilities, including with respect to the adoption, amendment, modification or termination of benefit plans and with respect to the grant of stock options or other equity awards under certain stock plans.

The Compensation Committee meets as often as necessary to perform its duties and responsibilities. During Fiscal 2019, the Compensation Committee met four times in person or telephonically. We have adopted a formal written Compensation Committee Charter, and the Compensation Committee reviews and reassesses the adequacy of the charter annually. The charter for the Compensation Committee is available under the “Governance” menu of our corporate website at www.Envela.com.

Compliance, Governance, and Nominating Committee

On January 17, 2013, the Board approved the creation of a Nominating and Corporate Governance Committee comprised of our independent directors, and on February 20, 2015, the Board approved a resolution, which changed the name of this committee to the Compliance, Governance, and Nominating Committee, and also delegated certain additional responsibilities to the committee. The Compliance, Governance, and Nominating Committee is chaired by Jim R. Ruth and is primarily concerned with matters relating to the Company’s director nominations process and procedures, developing and maintaining the Company’s corporate governance policies, monitoring the Company’s compliance with its code of conduct and ethics, and any related matters required by the federal securities laws.

The Compliance, Governance, and Nominating Committee is responsible for assessing, developing and communicating with the Board of Directors the appropriate criteria required for members of the Board of Directors. This assessment includes factors such as judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board of Directors. The Committee will consider nominations of director candidates validly made by stockholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents. The Committee will review such candidates in the same manner in which it evaluates new and incumbent directors. See “Stockholder Communications and Proposals” below for additional information on how to submit a director nomination to the Board of Directors.

The Compliance, Governance, and Nominating Committee meets as often as necessary to perform its duties and responsibilities. During Fiscal 2019, the Compliance, Governance, and Nominating Committee met once. We have adopted a formal written Compliance, Governance, and Nominating Committee Charter, and the Compliance, Governance, and Nominating Committee reviews and reassesses the adequacy of the charter annually. The charter for the Compliance, Governance and Nominating Committee is available under the “Investors” menu on our corporate website at www.Envela.com. All nominees standing for election as a member of our Board were selected by the Compliance, Governance, and Nominating Committee, based on a review of each individual’s background, credentials and business experience.

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

Leadership

Pursuant to our bylaws, the Chairman of our Board shall be and is our Chief Executive Officer. On June 11, 2014, the Board passed a resolution to create the role of Lead Independent Director. The independent directors elected Joel S. Friedman to fill that role. The Lead Independent Director consults with the Chairman in setting the schedule and agenda for Board meetings, coordinates, moderates and presides over executive sessions of the independent directors, acts as a liaison between the independent directors and the Chairman, and assists the Board and officers in providing oversight for the Company’s governance guidelines and policies. As noted above, Mr. Friedman also serves as chairman of the Compensation Committee.

Pursuant to our bylaws, the Chairman of our Board and Chief Executive Officer presides, when present, at all meetings of the shareholders and at all meetings of our Board. The Chairman of our Board and Chief Executive Officer generally supervises over our affairs, has general and active control of all of our business and sees that all orders and resolutions of our Board and our shareholders are carried into effect. We have determined this leadership structure appropriate given the need for a centralized model of oversight.

Risk Oversight

Like other companies, we face a variety of risks, including investment risk, liquidity risk, and operational risk. Our Board believes an effective risk management system should: (i) timely identify the material risks that we face; (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or the relevant committee of our Board of Directors; (iii) implement appropriate and responsive risk management strategies consistent with our risk profile; and, (iv) integrate risk management into decision-making. Our Board is tasked with overseeing risk oversight, and periodically meets with management and advisors regarding the adequacy and effectiveness of our risk management processes and to analyze the most likely areas of future risk for us. In addition to the formal compliance program, our Board encourages management to promote a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations.

Code of Business Conduct & Ethics and Related Party Transaction Policy

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, as well as a Related Person Transaction Policy, that applies to our directors (and director nominees), executive officers (or persons performing similar functions), and certain of our family members, affiliates, associates and/or related persons, as well as stockholders owning at least 5% of our Common Stock. The latest copies of our Code of Business Conduct and Ethics and Related Person Transaction Policy are available under the “Governance” menu on our corporate website at www.Envela.com. Any transactions between us and our officers, directors, principal shareholders, or other affiliates have been on terms no less favorable to us than the Board believes could be obtained from unaffiliated third parties on an arms-length basis. We intend to disclose future amendments to these policies, or waivers of such provisions, at the same location on our website and also in public filings.

Shareholder Communication

Shareholders may send communications to our Board, individual directors or officers through our Investor Relations Department, Attn: Secretary, c/o Envela, 2101 Beltline Road, Carrollton, TX 75006, by phone at 972-587-4021, or via email at investorrelations@envela.com. The Secretary will forward all shareholder communications that, in his judgment, are appropriate for consideration by members of our Board. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to our Compliance, Governance, and Nominating Committee.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding the current executive officers of the Company:

		Employee or
		Director
Name	Age	Since	Position

John R. Loftus	50	2016	Chairman of the Board, President and
			Chief Executive Officer

Bret A. Pedersen	59	2017	Chief Financial Officer

John R. Loftus has served as Chief Executive Officer and President and Chairman of the Board since December 12, 2016. Under his guidance, the company posted its third consecutive annual profit in 2019. Mr. Loftus holds an M.B.A. from the SMU Cox School of Business.

Bret A. Pedersen was elected as Chief Financial Officer on January 17, 2017. Mr. Pedersen has a bachelor’s degree in Accounting from Southwest Texas State University. Having been a CPA for over twenty years, he has extensive experience in reporting, analyzing, and financially controlling companies. He served in the capacity as a financial controller for various companies prior to Envela Corporation. Two years prior to being elected as Chief Financial Officer for Envela Corporation, Mr. Pedersen was the financial controller, from 2014 to 2016, for Payson Petroleum, Inc., which is the parent company of Payson Operating, LLC. Prior to Payson Petroleum, Mr. Pedersen was the financial controller, from 2009 to 2014, for Iron Creek Ventures, Inc.

None of the individuals listed above have been involved in a legal proceeding as defined by Item 401(f) of Regulation S-K.

EXECUTIVE COMPENSATION

Our Board is responsible for establishing and administering our executive compensation and employee benefit programs in the context of our overall goals and objectives. This Board duty has been delegated to the Compensation Committee of our Board of Directors (the “Compensation Committee”) in accordance with the Compensation Committee’s Charter. The Compensation Committee reviews the executive compensation program at least annually and approves appropriate modifications to executive officer compensation, including specific amounts and types of compensation. The Compensation Committee is responsible for establishing the compensation of the CEO and CFO. The Compensation Committee establishes the annual compensation of the non-employee directors and oversees our equity compensation plans, including the administration of our stock-based compensation plans.

The objectives of our compensation program are to: (i) provide a competitive, comprehensive compensation package to attract, retain and motivate highly talented personnel at all levels of our organization; and, (ii) provide incentives and rewards for implementing and accomplishing our short-term and long-term strategic and operational goals and objectives. Therefore, we strive to structure compensation packages that are competitive within the industry, while maintaining and promoting our interests, as well as the interests of our shareholders.

We believe that specific levels of executive compensation should reflect the responsibilities of each position within our Company, the relative value of the position and the competition for quality, key personnel in our industry. Our executive compensation program includes three primary components:

●
Base salary. Base salary is the guaranteed element of an executive’s annual cash compensation. The level of base salary reflects the Compensation Committee’s assessment of the employee’s long-term performance, his or her skill set and the market value of that skill set.

●
Annual cash bonus opportunities. Performance-based incentive cash bonuses are intended to reward executives for achieving specific financial and operational goals both at a corporate and an individual level.

●
Long-term incentive awards. Long-term incentives are provided through grants of stock options and restricted stock units intended to encourage our executives to take steps that they believe are necessary to ensure our long-term success, and to align their interests with our other shareholders.

Advice of Compensation Consultant

In February 2015, as part of a set of corporate governance reforms that the Board implemented, the Compensation Committee recommended and the Board approved an Executive Compensation Policy. As part of this policy, the Compensation Committee is required to retain an independent compensation consultant at least once every three years to review the Company’s compensation philosophy and plan to ensure that the criteria, factors, and policies and procedures for determining compensation comport with current best practices. Such consultant shall make recommendations to the Compensation Committee and/or the entire Board regarding any appropriate actions to better align executive and director compensation with shareholder interests and long-term value creation. Accordingly, in 2016, the Compensation Committee retained an independent compensation consultant, Paradox Compensation Advisors (“Paradox”), to analyze our executive compensation program as compared to our peers. Paradox also advised the Compensation Committee regarding appropriate elements of a competitive executive compensation structure, including fixed and at-risk elements, short-term and long-term incentives, and cash and equity components. Paradox reported the results of its analysis of our total executive compensation packages for positions held by members of our executive leadership team, as well as specific components of these packages, as compared to executives holding similar positions as similar-sized companies and/or labor market peers in related industries.

Summary Compensation Table

The following tables and discussion sets forth the compensation paid or accrued to our Chief Executive Officer (or person acting in a similar capacity), and our two most highly compensated executive officers other than our Chief Executive Officer (“Named Executive Officers”), for all services rendered to us by these individuals in all capacities for Fiscal 2019 and Fiscal 2018.

Name and	Fiscal			Stock	Other	Total
Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)	Compensation	Compensation

John R. Loftus	2018	-	-	-	-	-
Chief Executive	2019	-	-	-	-	-
Officer (1)

Bret A. Pedersen	2018	150,000	25,527	-	-	175,527
Chief Financial	2019	165,000	-	-	-	165,000
Officer
_____________________

(1)
Mr. Loftus has chosen not to receive a salary at this time.

Employment Agreement

There are no Employment Agreements as of December 31, 2019; however, each of the executive officers are beneficiaries of indemnification agreements.

Outstanding Equity Awards at Fiscal Year End

There are no Outstanding Equity Awards as of December 31, 2019.

Compensation of Directors

Beginning in January 2017, the Compensation Committee recommended that independent directors be paid cash compensation of $10,000 per year, to be paid in $2,500 quarterly increments due on the day of each quarterly board meeting. No other compensation is to be paid. The full Board subsequently approved these recommendations.

Our employee directors receive no separate compensation for their services as directors.

The following table sets forth the total compensation paid to our directors (other than directors who are Named Executive Officers and whose compensation is described above under the heading Summary Compensation Table) for their service on our Board and committees of the Board during Fiscal 2019.

	Director
	Fees Paid in	Stock	All Other
Name	Cash ($)	Awards ($)(8)	Compensation	Total ($)
Joel S. Friedman (1)	10,000	-	-	10,000
Alexandra C. Griffin (2)	10,000	-	-	10,000
Jim R. Ruth (3)	10,000	-	-	10,000
____________________________________

(1)
Joel S. Friedman was elected as independent director on January 18, 2017.

(2)
Alexandra C. Griffin was elected as independent director on January 17, 2017.

(3)
Jim R. Ruth was elected as independent director on January 17, 2017.

Equity Compensation Plan Information

On June 21, 2004, our shareholders approved the adoption of the 2004 Stock Option Plan (the “2004 Plan”) which reserved 1,700,000 shares of our Common Stock for issuance upon exercise of options to purchase our Common Stock. We granted options to purchase an aggregate of 1,459,634 shares of our Common Stock under the 2004 Plan to certain of our officers, directors, key employees and certain other individuals who provided us with goods and services. Each option vested on either January 1, 2004 or immediately upon issuance thereafter. The exercise price of each option issued pursuant to the 2004 Plan is equal to the market value of our Common Stock on the date of grant, as determined by the closing bid price for our Common Stock on the Exchange on the date of grant or, if no trading occurred on the date of grant, on the last day prior to the date of grant on which our securities were listed and traded on the Exchange. Of the options issued under the 2004 Plan, as of December 31, 2018, 845,634 have been exercised, 599,000 have expired, and 15,000 remain outstanding. No further issuances can be made pursuant to the 2004 Plan.

On June 27, 2006, our shareholders approved the adoption of the 2006 Equity Incentive Plan (the “2006 Plan”), which reserved 750,000 shares for issuance upon exercise of options to purchase our Common Stock or other stock awards. We subsequently granted options to purchase 150,000 shares of our Common Stock pursuant to the 2006 Plan, of which 100,000 have been exercised and the remaining 50,000 have expired as of December 31, 2019.

On March 24, 2016, the Board awarded the three independent directors on the Board at that time a total of 122,040 RSUs as compensation for their Board service. One-fourth (or 30,510) of the RSUs vested and were issued on March 31, 2016. The remaining RSUs vested ratably and were exercisable at the end of every quarter (June 30, September 30, and December 31, 2016). Each vested RSU converted into one share of our Common Stock, par value $0.01, without additional consideration, on the applicable vesting date.

On April 27, 2016, the Board awarded Matthew Peakes, the Company’s former Chief Executive Officer, and Nabil J. Lopez, the Company’s former Chief Financial Officer, a total of 75,000 and 50,000 RSUs, respectively, as compensation for their service as executives of the Company. For Mr. Peakes, one-fourth (or 18,750), and for Mr. Lopez, one-fourth (or 12,500) of the RSUs were to vest ratably in equal annual installments over a four year period beginning on April 27, 2017, subject to a continued status as an employee on each such date and other terms and conditions set forth in the RSU Award Agreement, dated April 27, 2016. Each vested RSU was convertible into one share of our Common Stock, par value $0.01, without additional consideration. Upon termination of service of the employee, other than by death or disability, any RSUs that have not vested will be forfeited and the award of such units shall terminate. As a result of his resignation effective August 15, 2016, all 50,000 RSUs awarded to Mr. Lopez were forfeited. As a result of the continued employment of Matthew Peakes on April 27, 2017, his first annual installment (or 18,750) RSUs became vested. As a result of Matthew Peakes resignation effective June 30, 2017, all further service RSUs awarded to Mr. Peakes were forfeited. In addition to the RSU grant above for Matthew Peakes and Nabil Lopez, the compensation committee granted an additional 75,000 and 50,000, respectively, performance based RSUs to the executives that were to vest ratably over a four year period beginning April 27, 2017 if certain financial performance criteria are achieved. As a result of his resignation effective August 15, 2016, all additional 50,000 RSUs awarded to Mr. Lopez were forfeited. As a result of the financial performance being below the minimum level, no RSUs were vested on the first annual installment. As a result of Matthew Peakes resignation effective June 30, 2017, all performance RSUs awarded to Mr. Peakes were forfeited.

Subsequent to such grants, the 2006 Plan expired, as a result, no further issuances can be made pursuant to the 2006 Plan.

On December 7, 2016, our shareholders approved the adoption of the 2016 Equity Incentive Plan (the “2016 Plan”), which reserved 1,100,000 shares for issuance pursuant to awards issued thereunder. As of December 31, 2019, no awards had been made under the 2016 Plan.

The following table summarizes options to purchase shares of Common Stock, and RSUs, outstanding as of December 31, 2019:

Plan Category	Number of securities to be issued upon exercise of options	Weighted average exercise price of outstanding options	Numbers of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by	15,500	2.17	1,100,000
security holders

Equity compensation plans not approved by	None		None
security holders	15,500		1,100,000
____________________

(1)
Pursuant to the terms of individual Restricted Stock Unit Award Agreements, such RSUs will vest over time, or subject to performance conditions contingent upon the continued service to the Company by the recipient. Each vested RSU may be converted into one share of common stock, par value $0.01, of the Company without additional consideration (other than such conversion and reduction in the number of RSUs held).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time to time, we engage in business transactions with our shareholders and other related parties. Set forth below in the section entitled “Related Party Transactions” is a summary of such transactions.

Related Party Transactions

Envela has a corporate policy governing the identification, review, consideration and approval or ratification of transactions with related persons, as that term is defined in the Instructions to Item 404(a) of Regulation S-K, promulgated under the Securities Act (“Related Party”). Under this policy, all Related Party transactions are identified and approved prior to consummation of the transaction to ensure they are consistent with the Company’s best interests and the best interests of its stockholders. Among other factors, Envela’s Board considers the size and duration of the transaction, the nature and interest of the of the Related Party in the transaction, whether the transaction may involve a conflict of interest and if the transaction is on terms that are at least as favorable to the Company as would be available in a comparable transaction with an unaffiliated third party. Envela’s Board reviews all Related Party transactions at least annually to determine if it is in Company’s best interests and the best interests of Envela’s stockholders to continue, modify, or terminate any of the Related Party transactions. The Company’s Related Person Transaction Policy is available for review in its entirety under the “Investors” menu of the Company’s corporate relations website at www.Envela.com.

Through a series of transactions beginning in 2010, Elemetal, NTR and Truscott (“Related Entities”) became the largest shareholders of our Common Stock. NTR transferred all of its Common Stock to Eduro Holdings, LLC (“Eduro”) on August 29, 2018. Elemetal has been the Company’s primary refiner of our scrap in Fiscal 2018 accounting for 11% of sales and 2% of purchases, and Elemetal was our primary refiner and bullion partner accounting for 17% of sales and 11% of purchases in the same period of Fiscal 2017. On December 9, 2016, Envela and Elemetal closed the transactions contemplated by the Debt Exchange Agreement whereby the Company issued Elemetal 8,536,585 shares of its common stock and a warrant to purchase an additional 1,000,000 shares to be exercised within two years after December 9, 2016, in exchange for the cancellation and forgiveness of $3,500,000 of trade payables owed to Elemetal as a result of bullion-related transactions. The warrant to purchase an additional 1,000,000 shares expired in December, 2018 and was not exercised. As of December 31, 2018, the Company was obligated to pay $3,088,973 to Elemetal as a trade payable, and had a $0 receivable from Elemetal. As of December 31, 2017, the Company was obligated to pay $3,902,293 to Elemetal as a trade payable, and had a $39,215 receivable from Elemetal. For the year ended December 31, 2018 and 2017, the Company paid the Related Entities $149,540 and $199,243, respectively, in interest on the Company’s outstanding payable.

On July 19, 2012, the Company entered into the Loan Agreement with NTR, pursuant to which NTR agreed to provide the Company with a guidance line of revolving credit in an amount up to $7,500,000. The Loan Agreement anticipated termination–at which point all amounts outstanding thereunder would be due and payable–upon the earlier of: (i) August 1, 2014; (ii) the date that is twelve months after the Company receives notice from NTR demanding the repayment of the Obligations; (iii) the date the Obligations are accelerated in accordance with the terms of the Loan Agreement; or, (iv) the date on which the commitment terminates under the Loan Agreement. In connection with the Loan Agreement, the Company granted a security interest in the respective personal property of each of its subsidiaries. The loan carried an interest rate of two percent (2%) per annum for all funds borrowed pursuant to the Loan Agreement. Proceeds received by the Company pursuant to the terms of the Loan Agreement were used for repayment of all outstanding financial obligations incurred in connection with that certain Loan Agreement, dated as of December 22, 2005, between the Company and Texas Capital Bank, N.A., and additional proceeds were used as working capital in the ordinary course of business. On February 25, 2014, we entered into a one-year extension of the Loan Agreement with NTR, extending the termination date to August 1, 2015, and on February 4, 2015, we entered into an additional two-year extension, extending the termination date to August 1, 2017. On December 9, 2016, the Company and NTR closed the transactions contemplated by the Debt Exchange Agreement whereby Envela issued NTR 5,948,560 shares of common stock in exchange for the cancellation and forgiveness of the loan principal and accrued interest totaling $2,438,909.

On May 20, 2019, ECHG, LLC (“ECHG”) (f/k/a Corrent Resources, LLC), a wholly owned subsidiary of the Company, entered into an asset purchase agreement (the “Purchase Agreement”) with each of Echo Environmental, LLC and its wholly owned subsidiary ITAD USA, LLC (collectively, the “Echo Entities”), pursuant to which the Echo Entities agreed to sell and ECHG, LLC agreed to purchase all of the assets, rights and interests of the Echo Entities (the “Acquired Assets”) for $6,925,978.00 (the “Echo Transaction”). The Echo Entities were wholly owned subsidiaries of Elemetal, LLC (“Elemetal”). John R. Loftus (“Loftus”) is Envela’s CEO, President and Chairman of the Board, and owned approximately one-third of the equity interests of Elemetal prior to the transactions reported herein. In connection with the Echo Transaction, on May 20, 2019, ECHG executed and delivered to Loftus, a promissory note (the “ECHG Note”), pursuant to which ECHG borrowed from Loftus $6,925,979.00, the proceeds of which were used to purchase of the Acquired Assets. At the same time, Loftus purchased the outstanding shares owned by Elemetal on May 20, 2019, therefore, after that date, making Elemetal and subsidiaries no longer Related Parties.

Also on May 20, 2019, DGSE LLC (f/k/a DGSE Companies, LLC), a wholly owned subsidiary of the Company, executed and delivered to Loftus a promissory note (the “DGSE LLC Note”), pursuant to which DGSE LLC borrowed from Loftus $3,074,021.00, the proceeds of which were used to pay in full the approximately $3,074,021.00 debt owed by the Company to Elemetal or its subsidiaries as a result of bullion-related transactions. Following the transactions reported herein, Loftus no longer owns any equity interests in Elemetal.

PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF
WHITLEY PENN AS INDEPENDENT AUDITORS OF ENVELA
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

The Audit Committee has appointed Whitley Penn as our independent registered accountants to audit our financial statements for the fiscal year ending December 31, 2020, and has further directed that management submit the selection of independent registered accountants for ratification by our stockholders at the annual meeting. Stockholder ratification of the selection of Whitley Penn is not required by our bylaws or otherwise. However, we are submitting the selection of Whitley Penn to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Whitley Penn. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that such a change would be in the best interests of Envela and our stockholders.

Representatives of the firm of Whitley Penn are expected to be present at our annual meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by our independent accountants, Whitley Penn, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

The following table presents fees for the audits of our annual Consolidated Financial Statements for Fiscal 2019 and Fiscal 2018.

Type of Fees	2019	2018
Audit Fees	$295,000	$190,500
Tax Fees	17,100	10,700
Total	312,100	$201,200

The amounts for audit fees include generally the fees charged for: (i) the audit of our annual consolidated financial statements included in the Company’s Form 10-K; and, (ii) the reviews of our quarterly consolidated financial statements included in the Company’s Forms 10-Q. The tax fees were primarily for tax return preparation and tax-related services, including the preparation of all applicable state tax returns.

All audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by Whitley Penn LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s pre-approval policy: (i) identifies the guiding principles that must be considered by the audit committee in approving services to ensure that Whitley Penn LLP’s independence is not impaired; (b) describes the audit, and tax services that may be provided; and (c) sets forth pre-approval requirements for all permitted services. Under the policy, all services to be provided by Whitley Penn LLP must be pre-approved by the Audit Committee.

We originally engaged the firm of Whitley Penn in May 2012, as our principal independent accountant to audit our financial statements. The members of our Board of Directors unanimously approved the engagement of Whitley Penn. Prior to the engagement of Whitley Penn, neither we nor any person on our behalf consulted Whitley Penn regarding either: (i) the application of accounting principles to a specified completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements; or, (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Act and the related instructions to such Item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Act).

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting, assuming a quorum is present, is required for the ratification of our independent registered accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WHITLEY PENN AS INDEPENDENT AUDITORS OF ENVELA FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

PROPOSAL THREE:
ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS ONE THROUGH THREE

At the Annual Meeting, we may ask stockholders to vote to adjourn the Special Meeting to solicit additional proxies in favor of the approval of Proposals One and Two if we have not obtained sufficient votes to approve any such proposal. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the matter, assuming a quorum is present at the meeting. As this vote is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ADJOURN THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS ONE AND TWO.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers and persons who beneficially own more than ten percent of our common stock to file with the SEC reports of beneficial ownership on Forms 3 and changes in beneficial ownership of our common stock and other equity securities on Forms 4 or Forms 5. SEC regulations require all officers, directors and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during, and Forms 5 and amendments thereto furnished to us with respect to, Fiscal 2019, and any written representations from reporting persons that no Form 5 is required, the following table sets forth information regarding each person who, at any time during Fiscal 2019, was a director, officer or beneficial owner of more than 10% of our common stock who failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during Fiscal 2019 or prior fiscal years:

		Number of
		Transactions Not	Known Failures
	Number of	Reported On a	to File a Required
Name	Late Reports	Timely Basis	Form
John R. Loftus	0	0	0
Allison M. DeStefano	0	0	0
Joel S. Friedman	0	0	0
Alexandra C. Griffin	0	0	0
Jim R. Ruth	0	0	0
Bret A. Pedersen	0	0	0

STOCKHOLDER COMMUNICATIONS AND PROPOSALS

We have adopted a formal process by which stockholders, or other interested parties, may communicate with our Board of Directors or any of its members. Our Board recommends that stockholders, or other interested parties, initiate any communications with the Board in writing and send them in care of the investor relations department by mail to our principal offices at 13022 Preston Road, Dallas, Texas 75240. This centralized process will assist the Board in reviewing and responding to such communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board of Directors has instructed the investor relations department to forward such correspondence only to the intended recipients; however, the Board has also instructed the investor relations department, prior to forwarding any correspondence, to review such correspondence and, in its discretion, not to forward certain items if they are deemed of a personal, illegal, commercial, offensive or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, that correspondence will be forwarded to our corporate secretary for review and possible response. This information is also contained on our website at www.Envela.com.

Stockholder proposals made in compliance with Rule 14(a)-8 of the Exchange Act to be presented at our Annual Meeting of Stockholders to be held in 2020, for inclusion in our proxy statement and form of proxy relating to that meeting, must be received on or before March 1, 2020, unless the Annual Meeting has been changed by more than thirty days from the date of the 2020 Annual Meeting, in which case stockholder proposals must be received by a reasonable time before the Company begins to print and send its proxy materials. Stockholder proposals made outside the process described in Rule 14(a)-8 of the Exchange Act must be received by May 1, 2020. Such stockholder proposals must comply with our bylaws and the requirements of Regulation 14A of the Exchange Act.

Rule 14a-4 of the Exchange Act governs our use of discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to our 2020 Annual Meeting of Stockholders, if we are not provided notice of a stockholder proposal by May 22, 2020, we will be permitted to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of our Board of Directors. We will pay the cost of soliciting proxies in the accompanying form. Our officers may solicit proxies by mail, telephone, telegraph or fax. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our shares of Common Stock.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies’ discretionary authority to vote the same in accordance with their best judgment in the interest of Envela.

The Company has adopted a process for mailing the 2019 Annual Report and the 2020 Proxy Statement called “householding,” which has been approved by the Securities and Exchange Commission. Householding means that stockholders who share the same last name and address will receive only one copy of the 2019 Annual Report and Proxy Statement, unless the Company receives contrary instructions from any stockholder at that address. Envela will continue to mail a proxy card to each stockholder of record.

If you prefer to receive multiple copies of the 2019 Annual Report and the 2020 Proxy Statement at the same address, additional copies will be promptly provided to you upon your request. If you are a stockholder of record, requests for additional copies should be directed to 13022 Preston Road, Dallas, TX 75240, Attention: Bret Pedersen, Telephone: 972-587-4024. Eligible stockholders of record receiving multiple copies of the 2019 Annual Report and the 2020 Proxy Statement can request householding by contacting the Company in the same manner. Envela has undertaken householding to reduce printing costs and postage fees, and we encourage you to participate.

If you are a beneficial owner, you may request additional copies of the 2019 Annual Report and Proxy Statement or you may request householding by notifying your broker, bank or nominee.

Current and prospective investors can also access free copies of our 2019 Annual Report, the 2020 Proxy Statement and other financial information on our Investor Relations section of our web site at www.Envela.com.

ANNNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including financial statements, accompanies this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC, is available (excluding exhibits) without cost to stockholders upon written request made to Investor Relations, Envela Corporation, 13022 Preston Road, Dallas, TX 75240 or online at our website: www.Envela.com.

By Order of the Board of Directors,

/s/ Bret A. Pedersen
Bret A. Pedersen
Chief Financial Officer

April 30, 2020

ENVELA CORPORATION

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals - The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1. The election as directors of all nominees listed:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - John R. Loftus	☐	☐	02 - Joel S. Friedman	☐	☐	03 - Jim R. Ruth	☐	☐
04 - Alexandra C. Griffin	☐	☐	05 - Allison M. DeStefano	☐	☐			

Proposal	For	Against	Abstain
2. RATIFICATION OF THE APPOINTMENT OF WHITLEY PENN AS INDEPENDENT AUDITORS OF ENVELA CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020	☐	☐	☐
3. ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS ONE AND TWO	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 4 6 2 5 7 2

039J8B

The 2020 Annual Meeting of Shareholders of Envela Corporation will be held on
Friday, June 5, 2020, 2:00 p.m. CST
Virtually

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON JUNE 5, 2020.

We encourage you to access and review all of the important information contained in the proxy materials before voting.
The 2020 proxy statement and 2019 annual 10-K report to shareholders are available at www.envela.com.

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — Envela Corporation

ANNUAL MEETING OF STOCKHOLDERS — June 5, 2020

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints Bret Pedersen and Sheila Jiang, and either of them, with full power of substitution, as Proxies for the shareholder, to attend the Annual Meeting of the Stockholders of Envela Corporation (the "Company"), to be held virtually on Friday, June 5, 2020 at 2:00 p.m., CST, and any adjournments thereof, and to vote all shares of the common stock of the Company that the stockholder is entitled to vote upon each of the matters referred to in the Proxy and, at their discretion, upon such other matters as may properly come before this meeting.

If no direction is made, this proxy will be voted in accordance with the Board of Director's recommendations.

This Proxy, when properly executed, will be voted in the manner directed herein by the stockholders of record. If no directions is made, this Proxy will be voted in accordance with the Board of Director's recommendations.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE